SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant

Check the appropriate box:
 [X]  Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 [ ]  Definitive Proxy Statement
 [ ]  Definitive Additional Materials
 [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12


                           Trimble Navigation Limited
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X]  No fee required.
 [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)  Title of each class of securities to which transaction applies:  N/A
      (2)  Aggregate number of securities to which transaction applies:     N/A
      (3)  Per unit price or other underlying value of transaction computed
           pursuant to Exchange Act Rule 0-11:   N/A
      (4)  Proposed maximum aggregate value of transaction:   N/A
      (5)  Total fee paid:   N/A
 [ ]  Fee paid previously with preliminary materials.
 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)  Amount Previously Paid:   N/A
      (2)  Form, Schedule, or Registration Statement No.:   N/A
      (3)  Filing Party:   N/A
      (4)  Date Filed:  N/A

PRELIMINARY COPY
                           TRIMBLE NAVIGATION LIMITED

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 5, 1998
To The Shareholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Trimble Navigation Limited (the "Company") will be held at the Company's facility at 749 North Mary Avenue, Sunnyvale, California 94088, on Thursday, May 5, 1998, at 4:00 p.m. local time, for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are elected.

     2. To approve an increase of 600,000 shares in the number of shares of Common Stock reserved for issuance under the Company's 1993 Stock Option Plan from 3,200,000 to 3,800,000 shares.

     3. To approve an amendment of the Company's 1993 Stock Option Plan increasing the limitation on the number of shares of Common Stock which may be granted to a current employee, in any fiscal year, pursuant to options under the 1993 Stock Option Plan from 100,000 shares to a new maximum of 150,000 shares.

     4. To approve an increase of 650,000 shares in the number of shares of Common Stock available for purchase by eligible employees under the Company's 1988 Employee Stock Purchase Plan from 1,700,000 to 2,350,000 shares.

     5. To approve an amendment of the Company's bylaws to provide that the Company may, upon the approval of the board of directors alone and without further shareholder approval, make loans to the Company's officers for the purpose of assisting in the acquisition of their primary residence in exceptional housing markets where such location is for the Company's benefit, provided that such loans are secured by such real property.

     6. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the current fiscal year ending
        January 1, 1999.

     7. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on March 13, 1998, will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a Proxy.

                                                    For the Board of Directors
                                                    TRIMBLE NAVIGATION LIMITED

                                                    Robert A. Trimble
                                                    Secretary
Sunnyvale, California
April [6], 1998

         IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

PRELIMINARY COPY
                           TRIMBLE NAVIGATION LIMITED
                                 _______________

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   May 5, 1998

     The enclosed Proxy is solicited on behalf of the Board of Directors of Trimble Navigation Limited, a California corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders ("Annual Meeting") to be held at the Company's facility at 749 North Mary Avenue, Sunnyvale, California 94088, on Thursday, May 5, 1998, at 4:00 p.m. local time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

     The Company's principal executive offices are located at 645 North Mary Avenue, Sunnyvale, California 94088. The telephone number at that address is
(408) 481-8000.

     These proxy solicitation materials were mailed on or about April [6], 1998, to all shareholders entitled to vote at the Annual Meeting. A copy of the Company's 1997 Annual Report on Form 10-K accompanies this Proxy Statement.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Shares Outstanding

     Shareholders of record at the close of business on March 13, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, the Company had issued and outstanding [23,106,589] shares of common stock ("Common Stock").

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting

     Each share of Common Stock outstanding on the Record Date is entitled to one vote. In addition, every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by the shareholder as of the Record Date, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. An automated system administered by the Company's transfer agent tabulates the votes. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the Annual Meeting and the presence or absence of a quorum. The required quorum is a majority of the shares outstanding on the Record Date. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Solicitation of Proxies

     The cost of this solicitation will be borne by the Company. The Company has retained the services of Skinner & Co. to solicit proxies, for which services the Company has agreed to pay $3,500 and will reimburse certain out-of-pocket expenses. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone, telegram or facsimile.

Deadline for Receipt of Shareholder Proposals for 1999 Annual Meeting

     Proposals of shareholders of the Company intended to be presented by such shareholders at the Company's 1999 Annual Meeting must be received by the Company no later than December [5], 1998 in order that they may be included in the proxy statement and form of proxy related to that meeting.


                        PROPOSAL I-ELECTION OF DIRECTORS

Nominees

     A board of five directors is to be elected at the Annual Meeting. The Board of Directors of the Company has authorized the nomination at the Annual Meeting of the persons named below as candidates.

     The names of the nominees and certain information about them are set forth below:


                                                                                                             Director
         Name of Nominee              Age                        Principal Occupation                         Since
-------------------------------------------------------------------------------------------------------------------------
Charles R. Trimble                    56     President and Chief Executive Officer of the Company              1981
John B. Goodrich                      56     Member of the law firm of Wilson Sonsini Goodrich &               1981
                                                  Rosati, P.C., legal counsel to the Company
William Hart                          57     General Partner, Technology Partners                              1984
Bradford W. Parkinson                 63     Professor, Stanford University                                    1984
Robert S. Cooper                      66     President, Chief Executive Officer and Chairman of the            1989
                                                  Board of Directors of Atlantic Aerospace Electronic
                                                  Corporation

     Charles R. Trimble has served as President, Chief Executive Officer, and a director of the Company since 1981 and was one of the founders and the senior executive officer of the predecessor limited partnership organized in November 1978. Prior to founding the Company, he was Manager of Integrated Circuit Research and Development at the Santa Clara division of Hewlett-Packard Company, an instrumentation and computer manufacturer. Mr. Trimble received a B.S. degree in Engineering (Physics) in 1963 and an M.S. degree in Electrical Engineering in 1964 from the California Institute of Technology.

     John B. Goodrich has served as a director of the Company since January 1981. Mr. Goodrich is a member of Wilson Sonsini Goodrich & Rosati, Professional Corporation, legal counsel to the Company. Mr. Goodrich received a B.A. degree from Stanford University in 1963, a J.D. degree from the University of Southern California in 1966, and an L.L.M. degree in Taxation from New York University in 1970.

     William Hart has served as a director of the Company since December 1984. Mr. Hart is a General Partner of Technology Partners, a venture capital management firm that he founded in 1980. Mr. Hart previously held positions with Cresap, McCormick and Paget, a management consulting firm, and with International Business Machines Corporation. Mr. Hart is also currently a director of CellNet Data Systems, Inc., The Qualix Group, Inc. and Silicon Gaming, Inc. Mr. Hart received a Bachelor of Management Engineering degree from Rensselaer Polytechnic Institute in 1965 and an M.B.A. degree from the Amos Tuck School of Business Administration at Dartmouth College in 1967.

     Bradford W. Parkinson has served as a director of the Company since 1984, and as a consultant to the Company since 1982. Dr. Parkinson has been a Professor of Aeronautics and Astronautics at Stanford University since 1984 and Program Manager for several Federal Aviation Administration sponsored research projects on the use of Global Positioning Systems for navigation. Dr. Parkinson was the original Program Manager for the Global Positioning System at the Department of Defense, where he directed development from 1972 to 1978. Dr. Parkinson received a B.S. degree in General Engineering from the U.S. Naval Academy in 1957, an M.S. degree in Aeronautics/Astronautics Engineering from the Massachusetts Institute of Technology in 1961, and a Ph.D. degree in Astronautics Engineering from Stanford University in 1966.

     Robert S. Cooper has served as a director of the Company since April 1989. Since 1985, Dr. Cooper has been President, Chief Executive Officer, and Chairman of the Board of Directors of Atlantic Aerospace Electronics Corporation, an aerospace company. From 1981 to 1985, he was Assistant Secretary of Defense for Research and Technology and simultaneously held the position of Director for the Defense Advanced Research Projects Agency (DARPA). Dr. Cooper received a B.S. degree in Electrical Engineering from State University of Iowa in 1954, an M.S. degree in Electrical Engineering from Ohio State University in 1958, and a Doctor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology in 1963.

Vote Required

     The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions and broker non-votes in the election of directors, the Company believes that both abstentions and broker non-votes should be counted solely for purposes of determining whether a quorum is present at the Annual Meeting. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes with respect to the election of directors in this manner.

     Unless otherwise directed, the proxy holders will vote the proxies received by them for the five nominees named above, all of whom were elected by the shareholders at the last annual meeting and are presently directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed above as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected will hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified.

Recommendation of the Board of Directors

     The  Board  of  Directors   recommends  that   shareholders  vote  FOR  the
re-election of the above-named directors to the Board of Directors of the Company.

Board Meetings and Committees

     The Board of Directors held ten meetings during the fiscal year ended January 2, 1998. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which such director served.

     The Board of Directors has a standing Audit Committee. The members of the Audit Committee are directors Hart and Parkinson. The Audit Committee held two meetings during fiscal year 1997. The purposes of the Audit Committee are to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide such additional information as the committee may deem necessary to make the Board of Directors aware of significant financial matters which require the Board's attention.

     The Board of Directors has a standing Compensation Committee. The members of the Compensation Committee are directors Cooper and Goodrich. The Compensation Committee held one meeting during fiscal year 1997. The purpose of the Compensation Committee is to review and make recommendations to the full Board of Directors with respect to all forms of compensation to be paid or provided to the Company's executive officers.

     The Board of Directors does not have a standing nominating committee or any committee performing the functions of such committee.

Compensation Committee Interlocks and Insider Participation

     Robert S. Cooper and John B. Goodrich served as members of the Compensation Committee during the fiscal year ended January 2, 1998. No past or present members of the Compensation Committee are or have been employees or officers of the Company. Mr. Goodrich is a member of the law firm of Wilson Sonsini Goodrich & Rosati, P.C., which was retained by the Company during the past fiscal year as general legal counsel and which the Company proposes to continue to retain during the current fiscal year.

Compensation Committee Report

     The Compensation Committee of the Board of Directors (the "Committee") establishes the general compensation policies of the Company and the compensation plans and specific compensation levels for executive officers of the Company.

     The Committee believes that the compensation of the Chief Executive Officer should be primarily influenced by the overall financial performance of the Company. The compensation of the Chief Executive Officer was established within a range of compensation for similarly situated chief executive officers of comparable companies in the high technology and related industries in the Standard & Poor's High Technology Composite Index ("peer companies") and their performance according to data obtained by the Committee from independent outside consultants and publicly available data, such as proxy data from peer companies as adjusted by the Committee's consideration of the particular factors influencing the Company's performance. A portion of the Chief Executive Officer's compensation package was established as base salary and the balance is variable and consists of an annual cash bonus and stock option grants. Within the established range, the Committee set the Chief Executive Officer's base salary according to the Company's historical performance compared to peer companies and the challenges and opportunities available to the Company. Based on these considerations, the Committee raised the Chief Executive Officer's base salary to $350,000 from $330,000. In addition, the Committee determined to continue the Company's practice of paying the Chief Executive Officer an additional $12,000 per year as supplemental compensation.

     The Committee adopted a cash bonus program for fiscal year 1997 for senior executives of the Company (including the Chief Executive Officer) which provided for an annual bonus based upon a fixed percentage of each executive's base salary within a range of target incentives as reported by a professional compensation survey. Such base bonus amount was then adjusted by factoring in an evaluation of each individual's performance and the overall ability of the Company to achieve targeted levels of profitability. Such bonus amounts, if any, were calculated and paid quarterly to the eligible senior executives. The total bonus paid and accrued to the Chief Executive Officer under the bonus program adopted for fiscal 1997 was $95,779. In addition, based on the Committee's evaluation of the Chief Executive Officer's ability to influence the long-term growth and profitability of the Company, the Board of Directors determined that the Chief Executive Officer should receive an option grant to purchase 20,000 shares of the Company's Common Stock with an exercise price equal to the current fair market value and vesting ratably over the next five years.

     The Committee also adopted similar policies with respect to the compensation of other senior executive officers of the Company. A portion of each compensation package was established as base salary and the balance is variable and consists of an annual cash bonus, paid pursuant to the program described above, and stock option grants. Using salary survey data supplied by outside consultants and other publicly available data, such as proxy data from peer companies, the Committee established base salaries for each senior executive within a range of salaries of similarly situated executive officers at comparable companies. In addition, these base salaries of senior executive officers were then adjusted by the Committee taking into consideration factors such as the relative performance of the Company, the performance of the business unit for which the senior executive is responsible and the individual's past performance and future potential. The size of option grants to senior executive officers was determined by the Committee's evaluation of the executive's ability to influence the Company's long-term growth and profitability. Generally, these options are granted at the then current market price and because the value of an option bears a direct relationship to the Company's stock price, it is an incentive for managers to create value for shareholders. The Committee therefore views stock options as an important component of its long-term, performance-based compensation philosophy.

      Robert S. Cooper, Member                      John B. Goodrich, Member
      Compensation Committee                        Compensation Committee


Compensation of Directors

     Cash Compensation. The Company currently does not pay any cash compensation to directors for serving on the Board of Directors or committees of the Board of Directors. The Company does reimburse all non-employee directors for travel and other necessary business expenses incurred in the performance of their services as directors.

     1990 Director Stock Option Plan. The Company's 1990 Director Stock Option Plan (the "Director Plan") was adopted by the Board of Directors on December 19, 1990 and approved by the shareholders on April 24, 1991. A total of 380,000 shares of the Company's Common Stock is currently reserved for issuance upon the exercise of options issuable pursuant to the Director Plan ("Director Options"). The Director Plan provides for the annual granting of nonstatutory stock options to non-employee directors of the Company ("Outside Directors"). All such options vest over five years and have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. In addition, all such grants are automatic and are not subject to the discretion of any person upon re-election of each such director. During the fiscal year ended January 2, 1998, Directors Cooper, Goodrich, Hart and Parkinson were each granted Director Options to purchase 5,000 shares at an exercise price of $12.50 per share.

     Other Arrangements. Dr. Parkinson has served as a consultant to the Company since 1982. He is currently paid $4,750 per month for such services.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the shares of Company's Common Stock beneficially owned as of the Record Date by: (i) all persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer of the Company and other executive officers of the Company named in the Summary Compensation Table contained in "COMPENSATION OF EXECUTIVE OFFICERS", and (iv) all directors and executive officers of the Company as a group:



                                                                                                    Shares
                                                                                            Beneficially Owned (2)
                                                                                     -------------------------------------
           5% Shareholders, Directors and Executive Officers (1)                               Number          Percent (%)
           ------------------------------------------------------                    -------------------------------------
Mellon Bank Corporation(3)..........................................................          1,357,623              5.88
     c/o Mellon Bank Corporation
     One Mellon Bank Center
     Pittsburgh, Pennsylvania  15258
Charles R. Trimble(4)...............................................................          1,574,486              6.81
Robert S. Cooper(5).................................................................             71,333                 *
John B. Goodrich(6).................................................................             30,154                 *
William Hart(7).....................................................................             69,375                 *
Bradford W. Parkinson(8)............................................................             54,317                 *
James L. Sorden(9)..................................................................            226,716                 *
David E. Vaughn(10).................................................................             30,308                 *
Michael P. Gagliardi(11)............................................................             14,638                 *
Dennis R. Ing(12)...................................................................             13,498                 *
All Directors and Executive Officers as a group
     (14 persons)(4)-(13)...........................................................          2,261,947             10.87

---------------------------

*     Less than 1%
(1)   Except as otherwise noted, the business address of each of the persons named in this table is: c/o Trimble Navigation Limited,
      645 North Mary Avenue, Sunnyvale, California 94088.
(2)   Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of stock shown as beneficially owned by them.
(3)   The information presented with respect to Mellon Bank Corporation is as reported by Mellon Bank Corporation pursuant to a Schedule 13G, filed with the Securities and Exchange Commission on January 23, 1998.  As reported by Mellon Bank
      Corporation as a holding company, such beneficially owned shares include: 1,261,695 shares with sole voting power,
      1,339,700 shares with sole dispositive power and 12,800 shares with shared dispositive power.  In addition, as reported, such shares are beneficially owned by Mellon Bank Corporation and direct or indirect subsidiaries including: Boston Safe Deposit and Trust Company, Mellon Bank, N.A., Mellon Capital Management Corporation, The Boston Company Asset Management,
      Inc., The Dreyfus Corporation, Boston Group Holdings, Inc., The Boston Company, Inc. and MBC Investment Corporation.
(4)   Includes 1,552,341 shares held in a family limited partnership and 6,478 shares held pursuant to the Company's 401(k) Plan.
(5)   Includes 38,333 shares subject to stock options exercisable within 60 days of the Record Date.
(6)   Includes 11,666 shares subject to stock options exercisable within 60 days of the Record Date.
(7)   Includes 1,106 shares held by TPW Management III, L.P., a venture capital fund of which Mr. Hart is a general partner.  Also includes 38,333 shares subject to stock options exercisable within 60 days of the Record Date.
(8)   Includes 3 shares held by Dr. Parkinson's spouse, 2,515 shares held in a charitable remainder trust and 50,333 shares subject to stock options exercisable within 60 days of the Record Date.
(9)   Includes 2,941 shares subject to stock options exercisable within 60 days of the Record Date and 4,747 shares held pursuant to the Company's 401(k) Plan.
(10)  Includes 30,308 shares subject to stock options exercisable within 60 days of the Record Date.
(11)  Includes 12,500 shares subject to stock options exercisable within 60 days of the Record Date.
(12)  Includes 12,750 shares subject to stock options exercisable within 60 days of the Record Date.
(13)  Includes 281,296 shares subject to stock options exercisable within 60 days of the Record Date.


                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the cash compensation, including bonuses, paid to the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company during fiscal years 1997, 1996 and 1995:

                                              Summary Compensation Table


                                                                                          Long-term
                                                          Annual Compensation(1)         Compensation (2)
                                                      -----------------------------     -----------------
                                                                                          Securities
                                                                                          Underlying            All Other
                                                         Salary          Bonus              Options         Compensation (3)
Name and Principal Position                   Year         ($)            ($)                 (#)                  ($)
-------------------------------             --------  -------------------------------------------------------------------------
Charles R. Trimble                            1997          358,376           95,779                20,000              12,200(4)
  President and Chief Executive Officer       1996          320,942                0                20,000              16,600(5)
                                              1995          282,000            8,460                     0                 900

James L. Sorden                               1997          246,513           45,501                20,000               1,200
  Executive Vice President,                   1996          221,583                0                20,000               1,200
  Commercial Products                         1995          203,333            6,100                     0                 700


David E. Vaughn                               1997          224,283           47,118                20,000              47,821(6)
  Executive Vice President,                   1996          206,641                0                20,000              49,590(7)
  Business Development                        1995          192,500            5,775                     0              49,358(8)


Michael P. Gagliardi                          1997          186,418           80,142(9)             70,000(10)         139,581(11)
  Vice President, Aerospace                   1996             -                -                     -                   -
                                              1995             -                -                     -                   -

Dennis R. Ing                                 1997          181,425           33,134               100,000(12)           1,200
  Executive Vice President and                1996           90,880                0                45,000                 800
  Chief Financial Officer                     1995             -                -                     -                   -


---------------------------

(1)   Compensation deferred at the election of executive is included in the category and in the year earned.
(2)   The Company has not issued stock appreciation rights or restricted stock awards. The Company has no "long-term incentive plan" as the term is defined in the applicable rules.
(3)   Includes amounts contributed by the Company pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended, for the periods in which they accrued. All full-time employees of the Company are eligible to participate in the Company's
      401(k) plan.
(4)   Includes $11,000 paid by the Company for tax planning services provided to Mr. Trimble.
(5)   Includes $15,400 paid by the Company for tax planning services provided to Mr. Trimble.
(6)   Includes $36,871 in connection with a loan made to Mr. Vaughn by the Company that was forgiven and related taxes paid by the Company and an automobile allowance of $9,750.
(7)   Includes $39,390 in connection with a loan made to Mr. Vaughn by the Company that was forgiven and related taxes paid by the Company and an automobile allowance of $9,000.
(8)   Includes $39,158 in connection with a loan made to Mr. Vaughn by the Company that was forgiven and related taxes paid by the Company and an automobile allowance of $9,000.
(9)   Includes a one-time signing bonus of $40,000 in connection with hiring Mr. Gagliardi.
(10)  Includes a one-time grant of an option to purchase 50,000 shares in connection with hiring Mr. Gagliardi.
(11)  Includes $138,382 of relocation costs paid by the Company in connection with hiring Mr. Gagliardi.
(12)  Includes a one-time grant of an option to purchase 80,000 shares in connection with Mr. Ing's promotion to Executive Vice
      President during the year.

     The following table sets forth the number and terms of options granted to the persons named in the Summary Compensation Table during the fiscal year ended January 2, 1998:

                                           Option Grants in Last Fiscal Year



                                        Individual Grants
-------------------------------------------------------------------------------------------------    Potential Realizable
                                     Number of                                                         Value at Assumed
                                    Securities       % of Total                                      Annual Rates of Stock
                                    Underlying         Options                                        Price Appreciation
                                     Options         Granted to        Exercise                       for Option Term (3)
                                     Granted        Employees in        Price        Expiration   ---------------------------
              Name                     (#)         Fiscal Year (1)    ($/Share) (2)     Date        5% ($)           10% ($)
------------------------------------------------------------------------------------------------------------------------------
Charles R. Trimble..............     20,000             2.04            17.50          11/7/02      102,200          227,150
James L. Sorden.................     20,000             2.04            17.50          11/7/02      102,200          227,150
David E. Vaughn.................     20,000             2.04            17.50          11/7/02      102,200          227,150
Michael P. Gagliardi............     50,000             5.09            12.00          4/17/02      175,200          389,400
                                     20,000             2.04            17.50          11/7/02      102,200          227,150
Dennis R. Ing...................     20,000             2.04            17.50          11/7/02      102,200          227,150
                                     80,000             8.15            21.00          2/26/03      490,560        1,090,320
---------------------------

(1)   The Company granted options to purchase an aggregate of  961,841 shares to employees and non-employee directors during fiscal year 1997 pursuant to the Company's 1993 Stock Option Plan, the 1992 Management Discount Plan and the Company's
      1990 Director Stock Option Plan.
(2)   All options presented in this table were granted at an exercise price equal to the then fair market value of a share of the
      Company's Common Stock on the date of grant, as quoted on the Nasdaq National Market System.
(3)   The assumed 5% and 10% compound rates of annual stock appreciation are mandated by the rules of the Securities and
      Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.  All such grants vest over five years and have a five-year three-month option term which, assuming the specified rates of annual compounding, results in total appreciation of 29.2% (at 5% per year) and 64.9% (at 10% per year).


     The following table provides information on option exercises by the persons named in the Summary Compensation Table during the fiscal year ended January 2, 1998:

                    Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values


                                                                   Number of Securities
                                                                  Underlying Unexercised           Value of Unexercised
                                                                        Options at                 In-the-Money Options
                                 Shares           Value             Fiscal Year-End (#)          at Fiscal Year-End ($)(1)
                               Acquired on       Realized     ----------------------------------------------------------------
                               Exercise (#)        ($)         Exercisable     Unexercisable    Exercisable   Unexercisable
------------------------------------------------------------------------------------------------------------------------------
Charles R. Trimble..........          -                -          4,000            36,000         25,500         187,000
James L. Sorden.............     12,059          138,495         40,333            49,667        431,872         328,129
David E. Vaughn.............     20,833          191,300         25,307            49,667        247,710         328,129
Michael P. Gagliardi........          -                -              0            70,000              0         572,500
Dennis R. Ing...............          -                -          9,000           136,000         57,375         374,500
---------------------------

(1)   Represents the market value of the Common Stock underlying the options at fiscal year end, less the exercise price of "in-the-
      money" options.  The closing price of the Company's Common Stock on January 2, 1998 as quoted on the Nasdaq National
      Market System was $21.75.

Changes to Compensation Plans

     The Company has proposed amendments to increase the number of shares reserved for issuance and sale under the Company's 1993 Stock Option Plan and its 1988 Employee Stock Purchase Plan. Because all grants under the 1993 Stock Option Plan are made at the discretion of the Board of Directors, future grants under the 1993 Stock Option Plan are not yet determinable. Similarly, because each employee's participation in the Company's 1988 Employee Stock Purchase Plan is purely voluntary, the future benefits under such plan are also not yet determinable. Accordingly, the following table summarizes the number of stock options granted under the 1993 Stock Option Plan and the number of shares purchased under the 1988 Employee Stock Purchase Plan during the fiscal year ended January 2, 1998 by (i) the persons named in the Summary Compensation Table, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, and (iv) all employees (excluding executive officers) as a group.




                                             New Plan Benefits

                                                                                                 1988 Employee Stock
                                                        1993 Stock Option Plan (1)                Purchase Plan (3)
                                                   ---------------------------------------------------------------------------
                                                        Exercise
                                                         Price            Number of       Purchase Price          Number of
                                                     ($ per Share)         Options        ($ per Share)            Shares
                Name and Position                         (2)              Granted             (4)                Purchased
------------------------------------------------------------------------------------------------------------- ----------------
Charles R. Trimble
     President and Chief Executive Officer........       17.50              20,000                  -                   0(5)
James L. Sorden
     Executive Vice President,
     Commercial Products..........................       17.50              20,000              10.20               2,083
David E. Vaughn
     Executive Vice President,
     Business Development.........................       17.50              20,000                  -                   0
Michael P. Gagliardi
     Vice President, Aerospace....................       13.57              70,000              12.88               1,418
Dennis R. Ing
     Executive Vice President and
     Chief Financial Officer......................       20.30             100,000              12.01                 748
Executive Officer Group...........................       16.66             322,500              11.67               7,846
Non-Executive Director Group......................           -                   0                  -                   0(6)
Non-Executive Officer Employee Group..............       17.03             619,341              11.96             216,012
---------------------------

(1)   Only employees and consultants (including officers and directors) of the Company are eligible to participate in the 1993 Stock
      Option Plan.
(2)   Exercise prices for the options granted during the fiscal year ended January 2, 1998 under the 1993 Stock Option Plan are presented on a weighted-average basis.  Future benefits under the 1993 Stock Option Plan are not determinable, as grants of options are at the discretion of the Company's Board of Directors.
(3)   Only Company employees (including officers) whose customary employment with the Company is at least 20 hours per week and more than five months in any calendar year are eligible to participate in the 1988 Employee Stock Purchase Plan.
(4)   Under the terms of the 1988 Employee Stock Purchase Plan, eligible employees may purchase shares of the Company's
      Common Stock through payroll deductions at a purchase price not less than 85% of the fair market value of the Company's
      Common Stock on the first or last day of each applicable six-month offering period.  See "Proposal  IV-Amendment to the
      1988 Employee Stock Purchase Plan."
(5)   As a holder of more than 5% of the Company's voting stock, Mr. Trimble is not eligible to purchase shares under the 1988
      Employee Purchase Plan pursuant to its terms.  See "Proposal  IV-Amendment to the 1988 Employee Stock Purchase Plan."
(6)   Non-employee directors are not eligible to participate in the 1998 Employee Stock Purchase Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities during fiscal year 1997 to file reports of initial ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such forms received by it and written representations from its officers and directors and certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended January 2, 1998, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with, although in connection with the initial filing of a Form 3 by David M. Hall, upon becoming an executive officer of the Company, an amended Form 3 had to be refiled with the SEC due to incomplete information which was inadvertently omitted from the original filing.

Certain Relationships and Related Transactions

     During fiscal year 1996, the Company invested $80,000 in the Series A Preferred Stock of IntegriNautics, a privately held California corporation. In developing and producing its products for sales to others, IntegriNautics purchases the Company's products and uses them as component parts. During fiscal year 1997, IntegriNautics purchased and paid for approximately $320,000 worth of the Company's products for use as component parts. In addition, the Company has granted IntegriNautics a licence to internally use certain of the Company's software technologies to create derivatives of such technologies, under which the Company retains all rights to such software technologies and derivatives developed but which the Company may from time to time permit IntegriNautics to sublicense to IntegriNautics' customers, subject to the Company's approval in each instance. Bradford W. Parkinson, who is a member of the Company's Board of Directors, is also a member of the board of directors and a significant shareholder of IntegriNautics. As one of the factors that was originally considered in approving the Company's initial equity investment in IntegriNautics, the Company's Board of Directors specifically reviewed the fairness of the transaction to the Company in light of Dr. Parkinson's investment and participation in IntegriNautics.

     During fiscal year 1995, the Company approved an equity investment of approximately $800,000 in the Series A Preferred Stock of ProShot Golf, Inc. ("ProShot"), a privately held California corporation. During fiscal year 1997, the Company invested approximately an additional $200,000 in the Series B Preferred Stock of ProShot and separately loaned ProShot $1,500,000 which was fully secured by a letter of credit. Such Series B Preferred Stock was subsequently converted into shares of Series D Preferred Stock of ProShot and approximately $1,044,000 of the outstanding balance on the loan from the Company, including accrued interest, was converted to shares of common stock of ProShot, leaving an unpaid principal balance of approximately $497,000 to the Company at fiscal year end which remains fully secured by a letter of credit. In developing and producing its products for sales to others, ProShot purchases the Company's products and uses them as component parts. During fiscal year 1997, ProShot purchased approximately $496,000 worth of the Company's products for use in its products and development processes. At fiscal year end, ProShot had an outstanding accounts payable balance of approximately $204,000 owed to the Company. Ralph F. Eschenbach, who is the Company's Vice President, Chief
Technical Officer, serves as the Company's designated member on the board of directors of ProShot in connection with the Company's equity investments in ProShot. In addition, Mr. Eschenbach serves a member of ProShot's Audit and Compensation Committees and is an individual shareholder of ProShot. During fiscal year 1997, Mr. Eschenbach also served as an executive officer of ProShot, including as co-Chief Executive Officer for a number of months. As one of the factors that it considered in approving the Company's equity investments in, and loans to, ProShot, the Company's Board of Directors reviewed the fairness of the contemplated transactions to the Company in light of Mr. Eschenbach's investment and participation in ProShot.

     See also "Compensation of Directors."

Company Performance

     The following graph shows a five year comparison of the cumulative total return for the Company's Common Stock, the Nasdaq Composite Total Return Index (U.S.), and the Standard & Poor's High Technology Composite Index: (1)


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS*
                         AMONG TRIMBLE NAVIGATION LTD.,
                   NASDAQ COMPOSITE TOTAL RETURN INDEX (U.S.)
                     SOURCE: CRSP, AND THE STANDARD & POOR'S
                             TECHNOLOGY SECTOR INDEX


     [The performance graph has been omitted. Performance Graph. The performance graph required by Item 402(l) of Regulation S-K is set forth in the paper copy of the Proxy Statement immediately following the caption "COMPARISON OF FIVEYEAR CUMULATIVE TOTAL RETURN".

     The performance graph plots the data points listed below the graph for the data sets (i) Trimble Navigation Limtied, (ii) Nasdaq Composite Total Return Index (US) and (iii) the Standard & Poor's Technology Sector Index. The graph has a horizontal axis at its bottom which lists from left to right the dates 93, 94, 95, 96, and 97. The graph has a vertical axis at its left which lists from bottom to top the numbers 0, 100, 200, 300, and 400. The data points for each data set are plotted on the graph and are connected by a line. The line connecting the data points in the Trimble Navigation Limited data set is bold with square to mark data points, while the lines connecting the data points in the Nasdaq Composite Total Return Index (US) data set and the S&P Technology Sector Index data set are dashed with triangle to mark data point and small sqaure dashes with circle to mark data points, respectively.]

                        DATA POINTS FOR PERFORMANCE GRAPH

                              1992      1993    1994     1995     1996    1997
                            ----------------------------------------------------
Trimble Navigation
       Limited       TRMB    100.00    104.41  194.12   219.12   135.29  256.62

NASDAQ Stock Market
       (U.S.)        INAS    100.00    114.80  112.21   158.70   195.19  239.53

S&P Technology
     Sector          ITES    100.00    123.01  143.37   206.51   292.98  369.42


---------------------------

(1) The data in the above graph is presented on a calendar year basis through December 31, 1997 which is the most currently available data from the indicated sources. However, the Company adopted a 52-53 week fiscal year effective upon the end of fiscal year 1997 such that the actual date of the Company's fiscal year end for 1997 was January 2, 1998. Any differences due to the change in fiscal year end dates are not expected to be material.
* Assumes an investment of $100 on December 31, 1992 in the Company's Common Stock, the Nasdaq Composite Total Return Index (U.S.), and the Standard & Poor's High Technology Composite Index. Total returns assume the reinvestment of dividends for the indexes. The Company has never paid dividends on its Common Stock and has no present plans to do so.

     PROPOSAL II-AMENDMENT INCREASING THE SIZE OF THE 1993 STOCK OPTION PLAN

     The Company's 1993 Stock Option Plan (the "Option Plan") was adopted by the Board of Directors in October 1992 and approved by the shareholders in April 1993. Since then, the Board of Directors has approved amendments to the Option Plan increasing the shares reserved for issuance thereunder to 3,200,000 shares, all of which increases were also approved by the shareholders. At the Record Date, options to purchase an aggregate of [2,569,260] shares, having an average exercise price of $[15.28] per share and expiring from [March 1998 to August 2007], were outstanding and [202,072] shares remained available for future grant under the Option Plan.

     On December 18, 1997, the Board of Directors approved an amendment to the Option Plan to increase the number of shares reserved for issuance thereunder by an additional 600,000 shares to 3,800,000 shares. The increase in the number of shares under the Option Plan is necessary in order to allow the Company to provide additional equity incentives to eligible employees and independent contractors. The Company believes that its ability to grant stock options is critical to its success in attracting and retaining experienced and qualified employees and independent contractors. At the Annual Meeting, the shareholders are being asked to approve an increase of 600,000 shares of Common Stock available for issuance under the Option Plan.

     The essential features of the Option Plan are outlined below:

Purpose

     The purposes of the Option Plan are to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentives to employees and consultants of the Company to promote the success of the Company's business.

Administration

     The Option Plan provides for administration by the Board of Directors of the Company or by a Committee of the Board of Directors. The Option Plan is currently being administered by the Board of Directors. The interpretation and construction of any provision of the Option Plan by the Board of Directors or its Committee is final and binding. Members of the Board of Directors or its Committee receive no additional compensation for their services in connection with the administration of the Option Plan.

Eligibility

     The Option Plan provides for grants to employees (including officers) of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and for grants of nonstatutory stock options to employees and consultants. The Board of Directors or its Committee selects the optionees and determines the number of shares to be subject to each option. Currently, under the terms of the Option Plan, no employee may be granted, in any fiscal year, options under the plan to acquire more than 100,000 shares of the Common Stock of the Company; however, as part of this Proxy Statement and at the Annual Meeting, the shareholders are being asked to approve an amendment to the Option Plan increasing this limitation to 150,000 shares. See "Proposal III-Amendment of the 1993 Stock Option Plan." Notwithstanding such limitation, however, an additional one-time grant to purchase up to 250,000 shares may be made to any newly-hired officer or employee. These limits are subject to appropriate adjustments in the case of stock splits, reverse stock splits and the like. In addition, there is a limit of $100,000 on the aggregate fair market value of shares which constitute incentive stock options which become exercisable for the first time in any one calendar year; options in excess of this limit are nonstatutory stock options.

Terms of Options

     Each option is evidenced by a written stock option agreement between the Company and the optionee and is generally subject to the terms and conditions listed below, but specific terms may vary:

     (a) Exercise of the Option. The Board of Directors or its Committee determines when options granted under the Option Plan may be exercised. The current form of the option agreement generally used under the Option Plan provides that options will be exercisable cumulatively to the extent of 20% of the option shares on the date 12 months after the vesting commencement date of the option and 1.67% of the option shares at the end of each month thereafter. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. The Option Plan specifies that the permissible form of payment for shares issued upon exercise of an option shall be set forth in the option agreement and may consist of cash, check, promissory note, exchange of shares of the Company's Common Stock held for more than six months or such other consideration as determined by the Board of Directors or its Committee and as permitted by the California Corporations Code. The current form of option agreement only permits payment by cash, check or exchange of shares.

     (b) Option Price. The exercise price of the options granted under the Option Plan is determined by the Board of Directors or its Committee in accordance with the Option Plan, but the option price of incentive stock options and nonstatutory stock options may not be less than 100% and 85%, respectively, of the fair market value of the Company's Common Stock. The Option Plan provides that, because the Company's Common Stock is currently traded on the Nasdaq National Market, the fair market value per share shall be the closing price on such system on the date of the grant of the option. With respect to any participant who owns stock representing more than 10% of the voting power of the Company's capital stock, the exercise price of any incentive or nonstatutory stock option must equal at least 110% of the fair market value per share on the date of the grant.

     (c) Termination of Employment. The Option Plan provides that if the optionee's employment by the Company is terminated for any reason, other than death or disability, options may be exercised not later than 30 days after the date of such termination and may be exercised only to the extent the options were exercisable on the date of termination.

     (d) Disability. If the optionee terminates his employment with the Company as a result of his total or permanent disability, options may be exercised within 6 months after the date of such termination and may be exercised only to the extent the options were exercisable on the date of termination.

     (e) Death. If an optionee should die while an employee or a consultant of the Company or during the 30 day period following termination of the optionee's employment or consultancy, the optionee's estate may exercise the options at any time within 12 months after the date of death but only to the extent that the options were exercisable on the date of death or termination of employment.

     (f) Termination of Options. The terms of options granted under the Option Plan may not exceed ten years from the date of grant. However, any option granted to any optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation, may not have a term of more than 5 years. Under the current form of option agreement, each option has a term of 5 years and 3 months from the date of grant. No option may be exercised by any person after such expiration.

     (g) Nontransferability of Options. All options are nontransferable by the optionee, other than by will or the laws of descent and distribution, and, during the lifetime of the optionee, may be exercised only by the optionee.

Adjustment Upon Changes in Capitalization

     In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of the proposed dissolution or liquidation of the Company, all outstanding options automatically terminate. In the event of a merger of the Company with or into another corporation where the Company is not the successor entity, options outstanding shall be assumed or an equivalent option shall be substituted by the successor entity, unless the Board of Directors accelerates the exercisability of the options such that the optionee shall have the right to exercise his or her option on or before the effective date of such merger. Should an option be assumed or substituted upon a merger, the exercisability of the option will also be accelerated if the successor entity terminates the employment of the optionee within one year of the merger.

Amendment and Termination

     The Board of Directors may, at any time, amend or terminate the Option Plan, but no amendment or termination may be made which would impair the rights of any participant under any grant theretofore made, without his or her consent. In addition, in any event, the Option Plan will terminate in 2003.

Certain Federal Income Tax Information

     Options granted under the Option Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory options.

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of
(i) the  fair market  value of the shares at the date of the option  exercise or
(ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain, depending on the holding period.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the Optionee with respect to shares acquired upon exercise of a nonstatutory option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Option Plan and does not purport to be complete. Reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

Vote Required

     Approval of the increase of 600,000 shares of Common Stock reserved for issuance under the Option Plan requires the affirmative vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote as of the Record Date.

Recommendation of the Board of Directors

     The Company's Board of Directors recommends a vote FOR an increase of 600,000 shares in the number of shares of Common Stock reserved for issuance under the Option Plan from 3,200,000 to 3,800,000 shares.

              PROPOSAL III-AMENDMENT OF THE 1993 STOCK OPTION PLAN

     The Company's 1993 Stock Option Plan was adopted by the Board of Directors in October 1992 and approved by the shareholders in April 1993 for the purposes of attracting and retaining the best available personnel for positions of substantial responsibility and to provide additional incentives to employees and consultants of the Company to promote the success of the Company's business. Currently, under the terms of the Company's 1993 Stock Option Plan, no employee may be granted, in any fiscal year, options under such Option Plan to acquire more than 100,000 shares of the Company's Common Stock; provided, however, that an additional one-time grant to purchase up to 250,000 shares may be made to a newly-hired employee. These limits are subject to appropriate adjustments in the case of stock splits, reverse stock splits and the like.

     On December 18, 1997, the Board of Directors approved an amendment to the Option Plan to increase the limitation on the number of shares which may be granted to a current employee, in any fiscal year, pursuant to options under the terms of the Option Plan from 100,000 shares to 150,000 shares. The increase in the maximum number of shares which may be granted to a current employee, in any fiscal year, as options under the Option Plan is necessary in order to give the Board of Directors additional capacity to retain the Company's key experienced and qualified employees who are critical to the immediate and long-term success of the Company. Although the Company has no present intentions, plans, understandings or agreements to issue options for such new maximum number of shares, the Board of Directors believes that the proposed increase is desirable so that the Company can make such option grants if the need arises, without the additional expense and delay of a special shareholder's meeting. The essential features of the Company's Option Plan are outlined above in "Proposal III-Amendment Increasing the Size of the 1993 Stock Option Plan."

     At the Annual Meeting, the shareholders are being asked to approve the increase in the limitation on the number of shares of Common Stock which may be granted to a current employee, in any fiscal year, pursuant to options under the terms of the Option Plan from 100,000 shares to a new maximum of 150,000 shares.

Vote Required

     Approval of the amendment to the Company's Option Plan increasing the limitation on the number of shares of Common Stock which may be granted to a current employee, in any fiscal year, pursuant to options under the terms of the Option Plan from 100,000 shares to a new maximum of 150,000 shares requires the affirmative vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote as of the Record Date.

Recommendation of the Board of Directors

     The Company's Board of Directors recommends a vote FOR the amendment of the Company's Option Plan increasing the limitation on the number of shares of Common Stock which may be granted to a current employee, in any fiscal year, pursuant to options under the Option Plan from 100,000 shares to a new maximum of 150,000 shares.

         PROPOSAL IV-AMENDMENT OF THE 1988 EMPLOYEE STOCK PURCHASE PLAN

     The Company's 1988 Employee Stock Purchase Plan (the "Purchase Plan"), was adopted by the Board of Directors in September 1988 and approved by the shareholders in April 1988, initially reserving 400,000 shares for purchase thereunder by eligible employees. Since then, the Board of Directors has approved amendments to the Purchase Plan increasing the shares available for purchase thereunder to 1,700,000 shares, all of which increases were also approved by the shareholders. As of the Record Date, eligible employees have purchased an aggregate of [1,617,852] shares of the Company's Common Stock under the Purchase Plan and [82,148] shares remained available for future sales under the Purchase Plan.

     On December 18, 1997, the Board of Directors approved an amendment to the Purchase Plan to increase the number of shares of Common Stock available for future purchase by Company's eligible employees by 650,000 shares to 2,350,000 shares. The Board believes that the amendment to the Purchase Plan will enable the Company to continue its policy of widespread employee stock ownership as a means to motive high levels of performance and to recognize key employee accomplishments. At the Annual Meeting, the shareholders are being asked to approve an increase of 650,000 shares Common Stock available for future purchase by eligible employees under the Purchase Plan.

     The essential features of the Purchase Plan are outlined below:

Purpose

     The purpose of the Purchase Plan is to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions in a manner that qualifies under Section 423 of the Internal Revenue Code of 1986, as amended.

Administration

     The Purchase Plan is administered by the Board of Directors or a Committee of the Board of Directors (collectively, the "Administrator").

Eligibility

     Only employees employed by the Company or its subsidiaries on the first day of an offering period may participate in the Purchase Plan. For this purpose, an "employee" is any person who has been continually employed for at least two consecutive months and is regularly employed at least twenty hours per week and at least five months per calendar year by the Company or any of its subsidiaries. No employee may be granted an option under the Purchase Plan if:
(i) immediately after the grant of the option, the employee (or any other person whose stock would be attributed to the employee pursuant to Section 424(d) of the Code) would own five percent or more of the total combined voting power or value of the stock of the Company or any of its subsidiaries; or (ii) which permits such participant's rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 worth of stock (determined with reference to the fair market value of the Common Stock at the time of grant) in a calendar year. Subject to these eligibility criteria, the Purchase Plan permits eligible employees to purchase Common Stock through payroll deductions subject to certain limitations described below. See "Payment of Purchase Price; Payroll Deductions."

Offering Period

     The Purchase Plan is implemented by offering periods lasting six months with a new offering period commencing every six months, on or about January 1st and July 1st of each year. Normally, a participant's payroll deductions are accumulated throughout an offering period and, at the end of the offering period, shares of the Company's Common Stock are purchased with the accumulated payroll deductions.

Purchase Price

     The purchase price per share at which shares will be sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on the first day of an offering period or (ii) 85% of the fair market value of a share of Common Stock on the last day of each offering period. The fair market value of the Common Stock on a given date is generally the closing sale price of the Common Stock as reported on the Nasdaq National Market for such date.

Payment of Purchase Price; Payroll Deductions

     The purchase price of the shares is accumulated by payroll deductions over the offering period. The Purchase Plan provides that the aggregate of such payroll deductions during the offering period shall not exceed 10% of the participant's compensation during any offering period, nor $21,250 for all offering periods which end in the same calendar year. During an offering period, a participant may discontinue his or her participation in the Purchase Plan, and may decrease, but not increase, the rate of payroll deductions in an offering period within limits set by the Administrator.

     All payroll deductions made for a participant are credited to the participant's account under the Purchase Plan, are withheld in whole percentages only and are included with the general funds of the Company. Funds received by the Company pursuant to exercises under the Purchase Plan are also used for general corporate purposes. A participant may not make any additional payments into his or her account.

Withdrawal

     A participant may terminate his or her participation in the Purchase Plan at any time by giving the Company a written notice of withdrawal. In such event, all of the payroll deductions credited to the participant's account will be returned, without interest, to such participant. Payroll deductions will not resume unless a new subscription agreement is delivered in connection with a subsequent offering period.

Termination of Employment

     Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the Purchase Plan immediately. In such event the payroll deductions credited to the participant's account but not used to exercise the option will be returned without interest to such participant, his or her designated beneficiaries or the executors or administrators of his or her estate.

Adjustments Upon Changes in Capitalization

     In the event of any changes in the capitalization of the Company effected without receipt of consideration by the Company, such as a stock split, stock dividend, combination or reclassification of the Common Stock, resulting in an increase or decrease in the number of shares of Common Stock, proportionate adjustments will be made by the Board of Directors in the shares subject to purchase and in the price per share under the Purchase Plan. In the event of liquidation or dissolution of the Company, the offering periods then in progress will terminate immediately prior to the consummation of such event unless otherwise provided by the Board of Directors. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, any offering periods then in progress shall be shortened by the setting of a new exercise date to be held before the Company's proposed sale or merger. At least ten days before the new exercise date, the Board of Directors will notify each participant that the exercise date has been changed and that the participant's option will automatically exercise on the new exercise date, unless the participant withdraws from the Purchase Plan.

Amendment and Termination

     The Board of Directors may at any time and for any reason amend or terminate the Purchase Plan, except that (i) no such termination shall affect options previously granted unless the Board of Directors determines that terminating an Offering Period is in the best interests of the Company and
(ii) no amendment shall make any change in an option granted prior thereto which adversely affects the rights of any participant.

Certain Federal Income Tax Information

     The following brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

     The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the Enrollment Date and one year from the applicable Exercise Date, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the Enrollment Date. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

Vote Required

     Approval of the increase of 650,000 shares of Common Stock available for purchase by eligible employees under the Purchase Plan requires the affirmative vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote as of the Record Date.

Recommendation of the Board of Directors

     The Company's Board of Directors recommends a vote FOR an increase of 650,000 shares in the number of shares of Common Stock available for purchase by eligible employees under the Purchase Plan from 1,700,000 to 2,350,000 shares.

                  PROPOSAL V-AMENDMENT OF THE COMPANY'S BYLAWS

     Section 315 of the California Corporations Code of 1968, as amended (the "California Code"), provides that if a corporation (i) has outstanding shares held of record by 100 or more persons on the date of approval by the board of directors and (ii) has a bylaw approved by the affirmative vote of the outstanding shares of the corporation authorizing the board of directors to approve a loan of money or property to, or guarantee the obligations of, any director or officer of such corporation, then such a loan or guaranty by the Company to such director or officer may be approved by the sufficient vote of the board of directors alone (without counting the vote of an interested director in such transaction), if the board of directors determines that such loan or guaranty may reasonably be expected to benefit the corporation.

     The Company's current bylaws do not contain such a provision; however, on February 10, 1998, the Board of Directors approved an amendment to Article III of the Company's bylaws in accordance with the California Code to add a new provision, to read in its entirety, as follows:

               "3.14 APPROVAL OF LOANS TO OFFICERS

               The board of directors is authorized, without further shareholder approval, to approve loans from this corporation to officers of this corporation for the purpose of assisting in the acquisition of their primary residence in exceptional housing markets where such location is for the benefit of this corporation; provided that such loans are secured by such real property."

     The amendment of the Company's bylaws is necessary in order to give the Board of Directors additional power and flexibility in attracting and retaining key qualified personnel critical to the immediate and long-term success of the Company. Given the high housing prices that the Company's employees face in many of the markets in which the Company operates, the Board of Directors believes that the proposed amendment to the Company's bylaws is necessary so that the Company will have flexibility in attracting and retaining key employees, without the additional expense and delay of a special shareholder's meeting.

     At the Annual Meeting, the shareholders are being asked to approve this amendment to the Company's bylaws, to provide that the approval of a disinterested majority of the Company's Board of Directors will be sufficient to approve loans from the Company to the Company's officers for the purpose of assisting such officers in the acquisition of their primary residence in exceptional housing markets where such location is for the benefit of the Company and provided that such loans by the Company are secured by such real property.

Vote Required

     Approval of such amendment to the Company's bylaws authorizing the Board of Directors to approve loans from the Company to its officers for the purpose of assisting in the acquisition of their primary residence in exceptional housing markets where such location is for the benefit of the Company, provided that such loans are secured by such real property, requires the affirmative vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote as of the Record Date.

Recommendation of the Board of Directors

     The Company's Board of Directors recommends a vote FOR the amendment of the Company's bylaws to provide that the Company may, upon the approval of the Board of Directors alone and without further shareholder approval, make loans to the Company's officers for the purpose of assisting in the acquisition of their primary residence in exceptional housing markets where such location is for the Company's benefit, provided that such loans are secured by such real property.

         PROPOSAL VI-RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed Ernst & Young LLP ("Ernst & Young"), independent auditors, to audit the financial statements of the Company for the current fiscal year ending January 1, 1999. Ernst & Young has been the Company's independent auditors since their appointment in 1986. The Company expects that a representative of Ernst & Young will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer any appropriate questions.

Vote Required

     Approval of the appointment of Ernst & Young as the Company's independent auditors for the current fiscal year ending January 1, 1999, will require the affirmative vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote as of the Record Date. In the event that such ratification by the shareholders is not obtained, the Board of Directors will reconsider such selection.

Recommendation of the Board of Directors

     The Company's Board of Directors recommends a vote FOR the ratification of the selection of Ernst & Young LLP as the independent auditors for the Company for the current fiscal year ending January 1, 1999.


                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend.

     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date, and return the accompanying Proxy as promptly as possible in the envelope which has been enclosed.

                                              For the Board of Directors
                                              TRIMBLE NAVIGATION LIMITED

                                              Robert A. Trimble
                                              Secretary

Dated: April [6], 1998

                                   APPENDIX A



PROXY                    TRIMBLE NAVIGATION LIMITED                   PROXY

                  PROXY FOR 1998 ANNUAL MEETING OF SHAREHOLDERS

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned shareholder of TRIMBLE NAVIGATION LIMITED, a California corporation, hereby acknowledges reciept of the Notice of Annual Meeting of Shareholders and Proxy Statement, each Dated April [6], 1998, and hereby appoints Charles R. Trimble and Robert A. Trimble, and each of them, proxies and attorneys-in-fact, with full power to each of subsitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Shareholders of TRIMBLE NAVIGATION LIMITED, to be held on Thursday, May 5, 1998 at 4:00 p.m., local time, at 749 North Mary Avenue, Sunnyvale, California 94088, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF AN INCREASE OF 600,000 SHARES IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE COMPANY'S 1993 STOCK OPTION PLAN, FOR AN APPROVAL TO AMMEND THE COMPANY'S 1993 STOCK OPTION PLAN INCREASING THE NUMBER OF SHARES WHICH MAY BE GRANTED TO A CURRENT EMPLOYEE, IN ANY FISCAL YEAR FROM 100,000 SHARES TO 150,000 SHARES, FOR THE APPROVAL OF AN INCREASE OF 650,000 SHARES IN THE NUMBER OF SHARES AVAILABLE FOR PURCHASE UNDER THE COMPANY'S 1988 EMPLOYEE STOCK PURCHASE PLAN, FOR AN APPROVAL TO AMMEND THE COMPANY'S BYLAWS TO MAKE LOANS TO THE COMPANY'S OFFICERS FOR THE PURPOSE OF ASSISTING IN THE ACQUISITION OF THEIR PRIMARY RESIDENCE IN EXCEPTIONAL HOUSING MARKETS, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JANUARY 1, 1999, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


     Both of such attorneys or substitutes (if both are present and acting at said meeting or any ajournment(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

                 (Continued, and to be signed on the other side)


                              FOLD AND DETACH HERE

                                                                    Please mark
                                                                 [X] your votes
                                                                      as this


1. Elections of Directors                             WITHHOLD
                                         FOR          FOR All
(INSTRUCTION: If you wish to                                                                                     FOR AGAINST ABSTAIN
withhold authority to vote for           [ ]            [ ]          2.Proposal to approve an increase of
any individual nominee, strike                                       600,000 shares in the number of shares
a line through that nominee's                                        of Common Stock reserved for issuance        [ ]    [ ]     [ ]
name in the list below:)                                             under the Comapny's 1993 Stock Option
                                                                     Plan from 3,200,000 to 3,800,000 shares.
Charles R. Trimble, John B. Goodrich, William Hart,
Bradford W. Parkinson, and Robert S. Cooper                          3.Proposal to approve an amendment of the
                                                                     Company's 1993 Stock Option Plan increasing
_______________ _____________________________                        the limitation on the number of shares of    [ ]    [ ]     [ ]
                                                                     Common Stock which may be granted to a current
                                                                     employee, in any fiscal year, pursuant to
                                                                     options under the 1993 Stock Option Plan from
                                                                     100,000 to a new maximum of 150,000 shares.
I PLAN TO ATTEND THE MEETING                 [   ]

                                                                     4. Proposal to approve an increase of 650,000
                                                                     shares in the number of shares of Common Stock
                                                                     available for purchase by eligible employees
                                                                     under the Company's 1988 Employee Stock      [ ]    [ ]     [ ]
                                                                     Purchase Plan from 1,700,000 to 2,350,000
                                                                     shares.

                                                                     5. Proposal to approve an amendment of the
                                                                     Company's bylaws to provide that the Company
                                                                     may, upon approval of the board of directors
                                                                     alone and without further shareholder approval,
                                                                     make loans to the Company's officers for the
                                                                     purpose of assisting in the acquistion of    [ ]    [ ]     [ ]
                                                                     their primary residence in exceptional housing
                                                                     markets where such location is for the Company's
                                                                     benefit, provided that such loans are secured
                                                                     by such real property.

                                                                                         6.Proposal to ratify
                                                                           _ _ _ _ _ _   the appointment of
                                                                                      |  Ernst & Young LLP
                                                                                      |  as the independent      [ ]    [ ]     [ ]
                                                                                      |  auditors of the Company
                                                                                      |  for the current fiscal year
                                                                                      |  ending January 1, 1999.
                                                                                      |



                                                                                          COMMENTS/ADDRESS CHANGE
                                                                                          Please mark this box if you
                                                                                          have written comments/address        [   ]
                                                                                          change on the reverse side.



Signature(s)______________________________________________   Dated _______, 1998
(This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, an returned promptly in the enclosed envelope. If signing for estates, trusts, corporations, or partnerships title or capacity should be stated. If shares are held jointly each holder should sign.)


                              FOLD AND DETACH HERE

                                   APPENDIX B



TRIMBLE NAVIGATION LIMITED ANNUAL MEETING TO BE HELD ON 5/05/98 AT 4:00 P.M.
PDT FOR HOLDERS AS OF 3/13/98           * ISSUER CONFIRMATION COPY - INFO ONLY*
    6    1-0001    THIS FORM IS PROVIDED FOR INFORMATIONAL
                    PURPOSES ONLY. PLEASE DO NOT USE IT FOR
                    VOTING PURPOSES.
CUSIP: 896239100

DIRECTORS                                         CONTROL NO.
----------                                                              |-------
DIRECTORS RECOMMENDED: A VOTE FOR ELECTION OF THE FOLLOWING             |
DIRECTORS                                                        0010100|
1- 01-CHARLES R. TRIMBLE, 02-JOHN B. GOODRICH, 03-WILLIAM HART,         |
   04-BRADFORD W. PARKINSON, 05-ROBERT S. COOPER                        |



                                                                     DIRECTORS
PROPOSALS                                                           RECOMMENDED
----------                                                         ------------
     2 - PROPOSAL TO APPROVE AN INCREASE OF 600,000 SHARES             FOR
         IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED            0020702
         FOR ISSUANCE UNDER THE COMPANY'S 1993 STOCK OPTION
         PLAN FROM 3,200,000 TO 3,800,000 SHARES.

     3 - PROPOSAL TO APPROVE AN AMENDMENT OF THE COMPANY'S            FOR
         1993 STOCK OPTION PLAN INCREASING THE LIMITATION ON        0020702
         THE NUMBER OF SHARES OF COMMON STOCK WHICH MAY BE
         GRANTED TO A CURRENT EMPLOYEE, IN ANY FISCAL YEAR,
         PURSUANT TO OPTIONS UNDER THE 1993 STOCK OPTION PLAN
         FROM 100,000 TO A NEW MAXIMUM OF 150,000 SHARES.

     4 - PROPOSAL TO APPROVE AN INCREASE OF 650,000 SHARES IN         FOR
         THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR         0020802
         PURCHASE BY ELIGIBLE EMPLOYEES UNDER THE COMPANY'S
         1988 EMPLOYEE STOCK PURCHASE PLAN FROM 1,700,000 TO
         2,350,000 SHARES.

     5 - PROPOSAL TO APPROVE AN AMENDMENT OF THE  COMPANY'S           FOR
         BYLAWS TO PROVIDE THAT THE COMPANY MAY, UPON APPROVAL      0029909
         OF THE BOARD OF DIRECTORS ALONE AND WITHOUT FURTHER
         SHAREHOLDER APPROVAL, MAKE LOANS TO THE COMPANY'S
         OFFICERS FOR THE PURPOSE OF ASSISTING IN THE ACQUISTION
         OF THEIR PRIMARY RESIDENCE IN EXCEPTIONAL HOUSING
         MARKETS WHERE SUCH LOCATION IS FOR THE COMPANY'S
         BENEFIT, PROVIDED THAT SUCH LOANS ARE SECURED
         BY SUCH REAL PROPERTY.

     6 - PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP       FOR
         AS INDEPENDENT AUDTIORS OF THE COMPANY FOR THE CURRENT      0010200
         FISCAL YEAR ENDING JANUARY 1, 1999.

         *NOTE* IN THEIR  DISCRETION,  THE PROXIES ARE  AUTHORIZED  TO VOTE UPON
          SUCH OTHER MATTER(S) AS SAID PROXIES DEEM ADVISABLE AS MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENT(S) THEREOF.

FOLD AND DETACH HERE

          TRIMBLE NAVIGATION LIMITED
          05/05/98 AT 4:00 P.M. PDT
                 2 ITEM(S)                SHARE(S)

                  DIRECTORS
                  ---------
         (MARK 'X' FOR ONLY ONE BOX)

1 [   ]   FOR ALL NOMINEES
                                                            |------
  [   ]   WITHHOLD ALL NOMINEES                             |
                                                            |
  [   ]   WITHHOLD AUTHORITY TO VOTE FOR
          ANY INDIVIDUAL NOMINEE. WRITE
          NUMBER(S) OF NOMINEE(S) BELOW.

  USE NUMBER ONLY __________________________

   FOR    AGAINST   ABSTAIN
2 [   ]    [   ]     [   ]    PLEASE INDICATE YOUR PROPOSAL SELECTION BY
                              FIRMLY PLACING AN 'X' IN THE APPROPRIATE     [X]
                              NUMBERED BOX WITH BLUE OR BLACK INK ONLY

     DO NOT USE               SEE VOTING INSTRUCTIONS NO. 1 ON REVERSE

     DO NOT USE               ACCOUNT NO:

   FOR    AGAINST   ABSTAIN   CUSIP: 896239100
3 [   ]    [   ]     [   ]
                              CONTROL NO:

     DO NOT USE               CLIENT NO:

     DO NOT USE               PLEASE MARK HERE IF YOU PLAN TO ATTEND
                              AND VOTE YOUR SHARES AT THE MEETING     [   ]
   FOR    AGAINST   ABSTAIN
4 [   ]    [   ]     [   ]

     DO NOT USE
                              51 MERCEDES WAY
     DO NOT USE               EDGEWOOD NY 17717

   FOR    AGAINST   ABSTAIN
5 [   ]    [   ]     [   ]

     DO NOT USE
                              TRIMBLE NAVIGATION LIMITED
     DO NOT USE               ATTN:BARBARA HALL
                              645 N MARY AVE
   FOR    AGAINST   ABSTAIN   SUNNYVALE, CA  94088
6 [   ]    [   ]     [   ]

     DO NOT USE




                              _____________________________________  /____/____
FOLD AND DETACH HERE          SIGNATURE(S)                            DATE

                                   APPENDIX C


                           TRIMBLE NAVIGATION LIMITED

                             1993 STOCK OPTION PLAN
                         (as amended December 18, 1997)

     1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

     Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

     2. Definitions. As used herein, the following definitions shall apply:

        (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

        (b) "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

        (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (d) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

        (e) "Common Stock" shall mean the Common Stock of the Company.

        (f) "Company" shall mean Trimble Navigation Limited, a California corporation.

        (g) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not, provided that the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

        (h) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company or any Parent or Subsidiary of the Company; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

        (i) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

        (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (k) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

               (iii) In the absence of an  established  market for the Common
Stock,  the Fair  Market  Value   thereof   shall  be   determined  in  good
faith  by  the Administrator.

        (l) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

        (m) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

        (n) "Option" shall mean a stock option granted pursuant to the Plan.

        (o) "Optioned Stock" shall mean the Common Stock subject to an Option.

        (p) "Optionee" shall mean an Employee or Consultant who receives an Option.

        (q) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

        (r) "Plan" shall mean this 1993 Stock Option Plan.

        (s) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

        (t) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 3,800,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

     4. Administration of the Plan.

        (a) Procedure.

               (i)  Multiple  Administrative  Bodies.  The  Plan  may be
administered  by different   Committees  with  respect  to  different  groups
of  Employees  and Consultants.

               (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

               (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

        (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

               (ii) to select the officers, Consultants and Employees to whom Options may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v) to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/ or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

               (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

               (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

               (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

        (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

        (d) Grant Limits. The following limitations shall apply to grants of Options under the Plan:

               (i) No employee shall be granted, in any fiscal year of the Company, Options under the Plan to purchase more than 150,000 Shares, provided that the Company may make an additional one-time grant of up to 250,000 Shares to newly-hired Employees.

               (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11.

               (iii) If an Option is cancelled (other than in connection with a transaction described in Section 11), the cancelled Option shall be counted against the limits set forth in Section 4(d)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     5. Eligibility.

        (a) Nonstatutory Stock Options may be granted only to Employees, Directors, and Consultants. Incentive Stock Options may be granted only to Employees. An Employee, Director, or

Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

        (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

        (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

        (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

     6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

     7. Term of Option. The term of each Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option
Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8. Exercise Price and Consideration.

        (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i) In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of the grant of
such   Incentive Stock Option,  owns stock representing more than ten percent
(10%) of  the voting power of all  classes of stock of the Company or any Parent
or   Subsidiary, the per Share exercise price shall be no less than 110% of the
Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

        (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of (1) cash, (2) check,
(3) promissory note, (4) other Shares which (x) either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) delivery of an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, (9) or such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9. Exercise of Option.

        (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b) Termination of Status as an Employee or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be), such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Board) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

        (c) Disability of Optionee. Notwithstanding the provisions of Section 9
(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

        (d) Death of Optionee. In the event of the death of an Optionee:

               (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant twelve (12) months after the date of death, subject to the limitation set forth in Section 5(b); or

               (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

        (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 10.

     11. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the even the successor corporation does not agree to assume the option or the substitute and equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to vest in and exercise the Option as to all of the

Optioned Stock, including Shares as to which the Option would not otherwise be vested or exercisable. If the Board makes an Option fully vested and exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. If, in such a merger, the Option is assumed or an equivalent option is substituted by such successor corporation or a parent or subsidiary of such successor corporation, and if during a one-year period after the effective date of such merger, the Optionee's Continuous Status as an Employee or Consultant is terminated for any reason other than the Optionee's voluntary termination of such relationship, then the Optionee shall have the right within thirty days thereafter to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not be otherwise exercisable, effective as of the date of such termination.

     12. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.

     13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     14. Amendment and Termination of the Plan.

        (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent.
In addition, to the extent necessary and desirable to comply with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

        (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

                                   APPENDIX D


                               TRIMBLE NAVIGATION

                        1988 EMPLOYEE STOCK PURCHASE PLAN
                         (as amended December 18, 1997)


     The following constitute the provisions of the Employee Stock Purchase Plan of Trimble Navigation.

     1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. Definitions.

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" shall mean the Common Stock of the Company.

          (d) "Company" shall mean Trimble Navigation.

          (e) "Compensation" shall mean all regular straight time gross earnings, commissions, incentive bonuses, overtime, shift premium, lead pay and other similar compensation, but excluding automobile allowances, relocation and other non-cash compensation. Notwithstanding the foregoing, the Employee may elect to exclude bonuses from the calculation of compensation.

          (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (g) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (h) "Employee" shall mean any person, including an officer, whose customary employment with the Company is at least twenty (20) hours per week by the Company or one of its Designated Subsidiaries and more than five (5) months in any calendar year.

          (i)  "Enrollment  Date"  shall  mean the  first  day of each  Offering
Period.

          (j) "Exercise Date" shall mean the last day of each Offering Period.

          (k) "Offering Period" shall mean, except with respect to the first Offering Period as described herein, a period of six (6) months during which an option granted pursuant to the Plan may be exercised. The first Offering Period shall commence August 15, 1988, and end December 31, 1988.

          (l) "Plan" shall mean this Employee Stock Purchase Plan.

          (m) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     3. Eligibility.

          (a) Any Employee as defined in paragraph 2 who has been continuously employed by the Company for at least two (2) consecutive months and who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan. However, notwithstanding the foregoing, for purposes of the first Offering Period only, any Employee defined in paragraph 2 who was employed by the Company as of August 9, 1988 shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 425(d) of the Code) would own stock and /or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on or about January 1 and July 1 of each year; provided, however, that the first Offering Period shall commence on or about August 15, 1988. The Plan shall continue thereafter until terminated in accordance with paragraph 19 hereof. Subject to the shareholder approval requirements of paragraph 19, the Board of Directors of the Company shall have the power to change the duration of Offering Periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

     5. Participation.

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office at least five (5) business days prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in paragraph 10.

     6. Payroll Deductions.

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he receives on each payday during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's aggregate Compensation during said Offering Period. (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in paragraph 10, or may decrease, but not increase, the rate of his or her payroll deductions during the Offering Period (within the limitations of Section 6(a)) by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement. A participant's subscription agreement shall remain in effect for successive Offering Periods unless revised as provided herein or terminated as provided in paragraph 10.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 10.

     7. Grant of Option.

          (a) On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Enrollment Date or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Exercise Date; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of shares determined by dividing $12,500 by the fair market value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Section 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 10, and shall expire on the last day of the Offering Period. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b) herein.

          (b) The option price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Enrollment Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per share shall be the closing price of the Common Stock for such date, as reported by the NASDAQ National Market System, or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date, as reported in the Wall Street Journal.

     8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10 below, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable option price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased and any payroll deductions accumulated in a participant's account which are not used to purchase shares shall remain in the participant's account for the subsequent Offering Period, subject to an earlier withdrawal as provided in paragraph 10. During a participant's life time, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9. Delivery. Unless a participant makes an election to delay the issuance of Certificate representing purchased shares, as promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. A participant may make an election to delay the issuance of stock certificates representing shares purchased under the Plan by giving written notice to the Company the form of Exhibit D to this Plan. Any such election shall remain in effect until it is revoked by the participant or, if earlier, upon the termination of the participant's Continuous Status as an Employee. The Company may limit the time or times during which participants may revoke such elections, except that a participant shall automatically receive a certificate as soon as practicable following termination of his or her Continuous Status as an Employee and that participants shall be given the opportunity to revoke such elections at least once each calendar year.

     10. Withdrawal; Termination of Employment.

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date for any reason, including retirement or death, the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under paragraph 14, and such participant's option will be automatically terminated.

          (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to such participant and such participant's option terminated.

          (d) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

     11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

     12. Stock.

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 2,350,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

     13. Administration. The Plan shall be administered by the Board of the Company or a committee of members of the Board appointed by the Board. The administration, interpretation or application of the Plan by the Board or its committee shall be final, conclusive and binding upon all participants. Members of the Board who are eligible Employees are permitted to participate in the Plan.

     14. Designation of Beneficiary.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with paragraph 10.

     16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees semi-annually promptly following the Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

     18. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

     19. Amendment or Termination. The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in paragraph 18, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in paragraph 18, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as so required.

     20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and degree required under the applicable state and federal tax and securities laws.

     22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in para graph 21. It shall continue in effect for a term of twenty (20) years unless sooner terminated under paragraph 19.

                                    EXHIBIT A

                               TRIMBLE NAVIGATION

                          EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT



_____ Original Application                          Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1. ________________________hereby elects to participate in the Trimble Navigation Employee Stock Purchase Plan (the "Stock Purchase Plan")
         and  subscribes to purchase shares  of  the  Company's   Common  Stock
         in  accordance   with  this Subscription Agreement and the Stock
         Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed 10%) during the Offering Period in accordance with the Stock Purchase Plan.

         ________ Include bonuses as part of Compensation subject to payroll deduction.
         ________ Exclude bonuses from Compensation subject to payroll deduction.

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Trimble Navigation Employee Stock Purchase Plan." I understand that my participation in the Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining shareholder approval of the Stock Purchase Plan.

5. Shares purchased for me under the Stock Purchase Plan should be issued in the name(s) of:____________________________________________________


6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to me over the price which I paid for the shares.

         I hereby agree to notify the Company in writing within 30 days after the date of any such disposition. However, if I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) the excess of the fair market value of the shares over the option price, measured as if the option had been exercised on the Enrollment Date. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Stock Purchase Plan:


NAME:  (Please print)
                     -----------------------------------------------------------
                         (First)         (Middle)               (Last)



------------------------------------     ---------------------------------------
Relationship

                                         ---------------------------------------
                                                     (Address)


NAME:  (Please print)
                     -----------------------------------------------------------
                         (First)         (Middle)               (Last)


------------------------------------     ---------------------------------------
Relationship

                                         ---------------------------------------
                                                     (Address)

Employee's Social
Security Number:                         ---------------------------------------

Employee's Address:                      ---------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.


Dated:---------------------------------------  ---------------------------------
                                               Signature of Employee

                                    EXHIBIT B

                               TRIMBLE NAVIGATION


                          EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



     The undersigned participant in the Offering Period of the Trimble Navigation Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as possible all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                         Name and Address of Participant

                                         ---------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------





                                         Signature



                                         ---------------------------------------





                                         Date:----------------------------------

                                    EXHIBIT C

                               TRIMBLE NAVIGATION


                          EMPLOYEE STOCK PURCHASE PLAN

                       NOTICE TO RESUME PAYROLL DEDUCTIONS



     The undersigned participant in the Offering Period of the Trimble Navigation Employee Stock Purchase Plan which began on ______________, 19___ hereby notifies the Company to resume payroll deductions for his or her account at the beginning of the next Exercise Period within such Offering Period in accordance with the terms of the Subscription Agreement executed by the undersigned at the beginning of the Offering Period. The undersigned understands that he or she may change the payroll deduction rate or the beneficiaries named in such Subscription Agreement by submitting a revised Subscription Agreement.


                                         Name and Address of Participant

                                         ---------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------





                                         Signature



                                         ---------------------------------------





                                         Date:----------------------------------

                                    EXHIBIT D

                               TRIMBLE NAVIGATION


                          EMPLOYEE STOCK PURCHASE PLAN

                         ELECTION/REVOCATION OF ELECTION
                          DELAY ISSUANCE OF CERTIFICATE


     The undersigned participant in the 1988 Trimble Navigation Employee Stock Purchase Plan (the "Stock Purchase Plan"), hereby elects to allow Trimble Navigation (the "Company") or its agent to delay issuance of a certificate representing shares purchased under the Plan in accordance with the provisions of the Stock Purchase Plan. This election shall continue in effect until the termination of the undersigned's Continuous Status as an Employee or until revoked pursuant to such Stock Purchase Plan. This election shall not otherwise affect the participant's rights as a shareholder of the Company.

                                      -OR-

         ____________________ hereby revokes his or her prior election to allow the Company to delay issuance of a certificate pursuant to the terms of the Stock Purchase Plan. The Company shall deliver to participant as promptly as practicable a certificate representing all shares purchased thereby.



                                         Name and Address of Participant

                                         ---------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------





                                         Signature



                                         ---------------------------------------





                                         Date:----------------------------------

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